Exhibit 99.2

RELIV INTERNATIONAL, INC.

SUMMARY OF “REVERSE STOCK SPLIT” TRANSACTION

Overview

The Board of Directors of Reliv International, Inc., a Delaware corporation (the "Company" or “we”), approved resolutions proposing amendments to our Certificate of Incorporation (the "Certificate of Incorporation") to effect a reverse stock split of our Common Stock followed immediately by a forward stock split of our Common Stock (the “Stock Split"). We also obtained approval of the amendments to the Certificate of Incorporation from stockholders holding a majority of the shares of the Company’s Common Stock entitled to vote.

The Stock Split is comprised of a reverse stock split (the "Reverse Split") pursuant to which each 2,000 shares of Common Stock registered in the name of a stockholder immediately prior to the Effective Date (as defined below) of the Reverse Split will be converted into one share of Common Stock, followed immediately by a forward stock split (the "Forward Split"), pursuant to which each share of Common Stock outstanding upon consummation of the Reverse Split will be converted into 2,000 shares of Common Stock. Interests in fractional shares owned by stockholders owning fewer than 2,000 shares of Common Stock, whose shares of Common Stock would be converted into less than one share in the Reverse Split, will instead be converted into the right to receive a cash payment of $3.75 (the “Redemption Price”) per share owned by such stockholders prior to the Reverse Split. However, if a registered stockholder holds 2,000 or more shares of Common Stock in its account immediately prior to the Effective Date of the Reverse Split, any fractional share in such account resulting from the Reverse Split will not be cashed out and the total number of shares held by such holder will not change as a result of the Stock Split.

Even though the Stock Split has been approved by the Board of Directors and the requisite number of stockholders, the Board reserves the right, in its discretion, to (i) abandon the Stock Split prior to the proposed Effective Date (ii) change the Redemption Price or (iii) change the ratio of the Stock Split (“Split Ratio”) from 2,000 to a different figure (between a range of a minimum Split Ratio of 500 to a maximum Split Ratio of 3,000) if it determines that abandoning the Stock Split, changing the Redemption Price or changing the Split Ratio is in the best interests of the Company.

The Stock Split is being undertaken as part of the Company’s plan to suspend its obligations to file periodic and current reports and other information with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that the costs of being a public reporting company outweigh the benefits thereof. The Board believes that the significant tangible and intangible costs of our being a public reporting company are not justified because we have not been able to realize many of the benefits that publicly traded companies sometimes realize. The Board does not believe that we are in a position to use our status as a public company to raise capital through sales of securities in a public offering, or otherwise to access the public markets to raise equity capital. In addition, our Common Stock's extremely limited trading volume and public float have all but eliminated our ability to use our Common Stock as acquisition currency or to attract and retain employees.

The actions described herein, including effecting the Stock Split, delisting our common stock from trading on the NASDAQ Stock Exchange, terminating the registration of our common stock under Sections 12(b) and 12(g) of the Exchange Act and suspending of our reporting obligations under Section 15(d) of the Exchange Act, are collectively referred to herein as the “Transaction.” After giving effect to the Transaction, we will no longer be subject to the reporting requirements under the Exchange Act or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the listing standards of any national securities exchange. However, we intend to maintain our existing internal controls and corporate governance framework. We also intend to continue to prepare annual audited financial statements in accordance with GAAP and quarterly unaudited financial statements and make those statements available to our stockholders.

We expect the Stock Split Transaction to be effective on or about November 29, 2020 (the “Effective Date”). Prior to the Effective Date stockholders can continue to buy and sell shares of the Company’s Common Stock on the NASDAQ Stock Exchange. Any trading in our common stock after the Effective Date of the Stock Split Transaction would only occur in privately negotiated sales and potentially on an over-the-counter market (an “OTC market”) We intend to include our Common Stock on the trading platform operated by the OTC Markets Group and comply with its informational and other requirements, but future trading in our Common Stock will not be conducted on an exchange, but through FINRA registered broker/dealers choosing to make a market for our Common Stock. There can be no assurances regarding the level of such trading.

The Company shall prepare and send to all of our stockholders an Information Statement on Schedule 14C (17 CFR §240.14c-101) (the “Information Statement”) and such information as may be required under Schedule 13E-3 (17 CFR §240.13e-100) (the “Schedule 13E-3”). The Company will not be sending a proxy statement or seeking proxies from our stockholders.

Summary of Stock Split Terms

The following is a summary of the material terms of the proposed Certificates of Amendment, the Stock Split and the Transactions contemplated in connection with the Stock Split.

●	The Company has authorized a 1-for-2,000 Reverse Split of our Common Stock, followed immediately by a 2,000-for-1 Forward Split of our Common Stock.

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The Board has determined that the Stock Split is fair to and in the best interest of all of our unaffiliated stockholders, including those stockholders owning shares being cashed out pursuant to the Stock Split and those who will retain an equity interest in our Company subsequent to the consummation of the Stock Split.

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The members of the Board and certain executive officers have voted, or caused to be voted, all shares which they directly or indirectly control in favor of the Stock Split. Robert L. Montgomery, our founder, a director and Chairman of the Board, controls 244,801 shares of Common Stock, representing approximately 14% of the outstanding shares of Common Stock. Shares of Common Stock held by all of our directors, executive officers and insiders as a group represent approximately 40% of the outstanding shares of Common Stock.

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When the Stock Split becomes effective, if you hold at least 2,000 shares of Common Stock, the number of shares of Common Stock that you hold will not change, and you will not receive any cash payments. You will not need to take any action, including exchanging or returning any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of the certificates.

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Stockholders that remain after the Transaction, including the Company’s officers and directors will increase their ownership percentage in the Company by approximately 23%. For example, if you own 10% of the Company’s Common Stock pre-split you would own approximately 12.3% of the Company’s Common Stock after the Stock Split Transaction.

●	When the Stock Split becomes effective, if you hold fewer than 2,000 shares of Common Stock, you will receive a cash payment equal to $3.75 per pre-split share.

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The Stock Split will not affect outstanding stock options, whether exercisable or unexercisable, granted under our stock option plan and holders of options will, following the Stock Split, continue to hold options for the same number of shares of Common Stock at the same exercise price and other terms as they currently do.

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The Stock Split is not expected to affect our current business plan or operations, except for the anticipated cost and management time savings associated with termination of our obligations as a public reporting company.

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When the Stock Split becomes effective, we will be eligible to cease filing periodic reports with the Commission and we intend to cease public registration and terminate the listing of our Common Stock on the NASDAQ Stock Exchange. Once we cease public registration and terminate the listing of our Common Stock, our Stockholders will not be provided with periodic or other reports regarding the Company. We will eliminate the significant tangible and intangible costs of our being a public reporting company, with tangible cost savings of an estimated $300,000 before taxes annually:

Audit Fees	$150,000
Listing Fees and Related Expenses	60,000
Insurance Costs	50,000
Legal and Board Fees	20,000
Internal Control Compliance	20,000

Total	$300,000

The estimates set forth above are only estimates. The actual savings that we may realize may be higher or lower than the estimates set forth above. In addition, the overall executive time expended on the preparation and review of our public filings is substantial and will likely continue to increase and, although there will be no direct monetary savings with respect to these indirect costs when the Stock Split Transaction is completed, the time currently devoted by management to our public company reporting obligations could be devoted to other purposes, such as operational concerns to further our business objectives and the interests of our stockholders.

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Our Board retained the services of Houlihan Capital, LLC ("Houlihan") to advise the Board as to the fair value of our pre-split shares and to render an opinion as to the fairness of the Stock Split, from a financial point of view, to holders of shares of the Company's Common Stock. Houlihan’s analysis and opinion set forth a range of prices between $3.00 and $4.00 it considered as fair value of pre-split shares and the Board set the Redemption Price of 3.75 within that range.

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We will have the financial resources to complete the Stock Split, the costs of which we anticipate to be approximately $1,400,000 to cash out fractional shares and approximately $100,000 in advisory, legal, financial, accounting and other fees and costs in connection with the Stock Split. However, if prior to the Effective Date of the Stock Split, we believe that the cash required to pay for the Stock Split exceeds our reasonable estimate of the amount of cash necessary to consummate the Stock Split, the Board reserves the right not to effect the Stock Split.

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The Company will enter into a loan agreement with Enterprise Bank and Trust whereby the Company will borrow the amount of $4,000,000 (the “Loan”). The Loan will have a term of 5 years, principal and interest amortized over a period of 20 years with the outstanding principal being due at the end of the term. The Loan will be secured by materially all of the Company’s assets. In addition, Robert L. Montgomery, the Company’s Chairman, Stephen M. Merrick, the Company’s corporate counsel and Secretary, and Donald McCain, a substantial stockholder, will each guarantee a portion of the Company’s obligations under the Loan. In consideration of these individuals (the “Guarantors”) acting as guarantors, as well as these individuals’ ongoing services to the Company, the Company will make a one-time aggregate payment of $200,000 (shared among the Guarantors) and will enter into consulting agreements with Mr. Merrick and Mr. McCain. The Board has also engaged Houlihan to render an opinion as to the fairness of the Loan and the compensation paid to the Guarantors, from a financial point of view, to the Company’s stockholders.

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Stockholders who receive a cash payment in the Stock Split and cease to hold, either directly or indirectly, shares of post-split Common Stock, will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in their shares of Common Stock. Stockholders that do not receive a cash payment and retain their Common Stock incident to the Stock Split will not recognize any gain or loss for federal income tax purposes.

●	Shareholders are not entitled to appraisal rights under either our governance documents or the Delaware General Corporation Law.

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We intend for the Stock Split to treat stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Stock Split for their beneficial holders. However, nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

Strategic Alternatives Considered

In making the determination to proceed with the Stock Split, the Board evaluated a number of other strategic alternatives. In evaluating the risks and benefits of each strategic alternative, the Board determined that the Stock Split would be the simplest and most cost-effective approach to achieve the purposes described above. These alternatives were:

Self-tender offer. The Board considered a self-tender offer by which we would offer to repurchase shares of our outstanding Common Stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. The Board was uncertain whether this alternative would result in shares being tendered by a sufficient number of record stockholders so as to permit us to reduce the number of record stockholders below 300 and to terminate our public reporting requirements. The Board believed it unlikely that many holders of small numbers of shares would make the effort to tender their shares. In addition, the Board considered that the estimated transaction costs of completing a tender offer would be similar to or greater than the costs of the Stock Split transaction, and these costs could be significant in relation to the value of the shares purchased since there could be no certainty that stockholders would tender a significant number of shares.

Purchase of shares in the open market. The Board also considered purchasing our shares in the open market in order to reduce the number of our record stockholders to fewer than 300. However, given the low daily trading volume of our Common Stock, there was no assurance that purchasing shares in isolated transactions would reduce the number of stockholders sufficiently to permit us to terminate our public reporting requirements under the Exchange Act and deregister in a reasonable period of time.

Going private through sale of the Company or similar transaction. The Board considered other “going private” transactions such as selling the company. However, in light of the complexity and high costs of such alternatives and the Company's current financial condition, the Board determined that such transactions were not practical, or in the best interest of our stockholders, at this time.

Maintaining the status quo. The Board also considered taking no action to reduce the number of our stockholders. However, due to the significant and increasing costs of being public, the Board believed that maintaining the status quo would be detrimental to all stockholders. We would continue to incur the expenses of being a public reporting company without realizing the benefits of public company status.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project" and similar expressions identify forward-looking statements, which speak only as of the date of this document. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those made in, contemplated by, or underlying the forward-looking statements. For these reasons, you should not place undue reliance on any forward-looking statements included in this document. For more information, please contact Steven Albright, Chief Financial Officer, at 636/733-1305.

THIS SUMMARY IS INTENDED FOR INFORMATION PURPOSES only and is Subject to the more complete description of the stock split transaction as set forth in the information statement to be provided stockholders of the company and stockholders should carefully read the full information statement and the exhibits attached to the information statement.

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